Exhibit 10.29
THIRD AMENDMENT TO STANDARD OFFICE LEASE

THIS THIRD AMENDMENT TO STANDARD OFFICE LEASE (this “Third Amendment”) is dated February 9, 2023 (the “Amendment Date”), and made by ALTURAS SIETE II, LLC, an Idaho limited liability company (“Landlord”), and CASTLE BIOSCIENCES, INC., a Delaware corporation (“Tenant”), and amends that certain Standard Office Lease dated December 16, 2019 (the “Original Lease”), as previously amended by that certain First Amendment to Standard Office Lease dated February 16, 2021 (the “First Amendment”) and that certain Second Amendment to Standard Office Lease dated November 23, 2021 (the “Second Amendment”; the Original Lease, the First Amendment, and the Second Amendment are collectively referred to as the “Lease”) between Landlord and Tenant, for the lease of those certain premises that consist of approximately 17,752 rentable square feet known as Suites 100B, 110, 305A, 307, 310, 320, and 330 (the “Premises”) in the project located at 3707 North 7th Street, Phoenix, Arizona (the “Project”), as follows:

1.Section 2 of the Second Amendment is hereby deleted in its entirety and replaced with the following: “EXTENSION OF TERM. The Term is extended by sixty-four (64) months, such that the Expiration Date is July 31, 2033.”

2.Section 3 of the Second Amendment is hereby deleted in its entirety and replaced with the following: “BASIC RENTAL. Prior to the Second Expansion Commencement Date, Basic Rental shall remain as set forth in the Lease. Commencing on the Second Expansion Commencement Date, Basic Rental shall be as set forth in the table below:

Period	Monthly Basic Rental	Annual Basic Rental Per Rentable Square Foot**
Second Expansion Commencement Date through 8/31/22	$30,326.33	$20.50
9/1/22 - 8/31/23	$31,066.00	$21.00
9/1/23 - 8/31/24	$31,805.67	$21.50
9/1/24 - 8/31/25	$32,545.33	$22.00
9/1/25 - 8/31/26	$33,285.00	$22.50
9/1/26 - 8/31/27	$34,024.67	$23.00
9/1/27 - 8/31/28	$34,764.33	$23.50
9/1/28 - 8/31/29	$35,504.00	$24.00
9/1/29 - 8/31/30	$36,243.67	$24.50
9/1/30 - 8/31/31	$36,983.33	$25.00
9/1/31 - 8/31/32	$37,723.00	$25.50
9/1/32 - 7/31/33	$38,462.67	$26.00
** Tenant shall also be responsible for and shall pay all applicable rental tax. All such amounts shall be paid concurrently with Monthly Basic Rental.”

3.EXISTING CLAIMS. Tenant represents and warrants that there are no existing claims or causes of action against Landlord arising out of the Lease, either currently or that would exist with the giving of notice or with the passage of time, nor are there any existing defenses that Tenant has against the enforcement of the Lease by Landlord.

4.MISCELLANEOUS. Except as set forth in this Third Amendment, the Lease shall continue in full force and effect. This Third Amendment supersedes and replaces all previous terms in the Lease that may conflict with the terms in this Third Amendment. Capitalized terms used in this Third Amendment without definition will have the meaning stated in the Lease. This Third Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original for all purposes, and all such counterparts shall together constitute but one and the same instrument. A signed copy of this Third Amendment delivered by DocuSign, facsimile or scanned .pdf and emailed signatures, or any combination thereof, shall be deemed to have the same legal effect as delivery of an original signed copy of this Third Amendment. The warranties contained in this Third Amendment are made and given in addition to, and not in lieu of, any other warranties made in the Lease.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment on the Amendment Date.

LANDLORD:

ALTURAS SIETE II, LLC, an Idaho limited liability company

	By:	Alturas Capital Partners, LLC, a Delaware limited liability company
	Its:	Manager

	By:	/s/ Devin Morris
	Name:	Devin Morris
	Title:	Chief Operating Officer

TENANT:

CASTLE BIOSCIENCES, INC., a Delaware corporation

By:	/s/ Kristen Oelschlager
Print Name:	Kristen Oelschlager
Title:	Chief Operating Officer
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